UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. 1)

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

CLENE INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Clene Inc.
6550 South Millrock Drive, Suite G50
Salt Lake City, Utah 84121

SUPPLEMENT TO NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS AND
PROXY STATEMENT DATED APRIL 6, 2021 (“PROXY STATEMENT”) FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2021

 This proxy statement supplement dated April 9, 2021 (the “Supplement”), provides updated information with respect to the 2021 Annual Meeting of Stockholders, or Annual Meeting, of Clene Inc., a Delaware corporation (the “Company”), to be held on Tuesday, May 18, 2021 at 1:00 p.m. Mountain Daylight Time. On April 6, 2021, the Company commenced distribution of a Notice Regarding the Availability of Proxy Materials, or Notice, for the Annual Meeting. This Supplement is being filed solely to correct the description of the voting standard and effect of broker non-votes or abstentions for Proposals 2 and 3 (the “Proposals”) as shown below:

●	On page 5 of the Proxy Statement, in response to the question “What are abstentions and broker non-votes and how do they affect voting,” the second sentence in the “Broker Non-Votes” paragraph should instead read “However, on non-routine matters, such as Proposals 1 and 2, your broker must receive voting instructions from you, because your broker does not have discretionary voting power for those particular items.”
●	On page 5 of the Proxy Statement, in response to the question “What vote is needed,” there should be inserted a new paragraph after the first paragraph that reads “For Proposal No. 2, the affirmative vote of a majority of the shares of outstanding Common Stock is required” and the immediately following existing paragraph should be modified to read “For Proposal No. 3, an affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote is required.”
●	On page 10 of the Proxy Statement, the sentence under the heading “Vote Required and Board Recommendation” should read: “The affirmative vote of a majority of the shares of outstanding Common Stock is required to approve this proposal.”

This Supplement should be read in conjunction with the Proxy Statement. Except as specifically amended by this Supplement, all information in the Proxy Statement remains unchanged. If you have already submitted a proxy and do not wish to change your vote, no further action is required. If you have submitted a proxy and wish to change your vote, you may revoke your proxy and change your vote as described under “How do I vote and how do I revoke my proxy” on page 4 of the Proxy Statement.